EXHIBIT 99.2

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR10 Combined
Mortgage Loans
Preliminary Collateral Information As of 07/01/05

TOTAL CURRENT BALANCE	$733,241,989
TOTAL ORIGINAL BALANCE	$734,842,590

NUMBER OF LOANS	1,181

			Minimum		Maximum
AVG CURRENT BALANCE	$620,865		$246,232		$1,500,000
AVG ORIGNAL BALANCE	$622,221		$360,000		$1,500,000

WAVG GROSS COUPON	5.30%		4.13%		6.50%
WAVG GROSS MARGIN	2.60%		2.25%		3.13%
WAVG MAX INT RATE	10.30%		9.13%		11.50%

WAVG CURRENT LTV	66.81%		8.86%		95.00%

WAVG FICO SCORE	743		625		817

WAVG MONTHS TO ROLL	67	months	45	months	120	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	360	months	345	months	360	months
WAVG SEASONING	0	months	0	months	15	months

TOP STATE CONC	CA(66.93%),NY(5.23%),WA(5.21%)
MAXIMUM CA ZIPCODE	0.97%

FIRST PAY DATE			May 1,2004		September 1,2005

RATE CHANGE DATE			April 1,2009		July 1,2015

MATURE DATE			April 1,2034		August 1,2035

WaMu Capital Corp.
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
10/1 I/O LIBOR	70	$43,297,914	5.90%
10/1 LIBOR	12	8,151,054	1.11
5/1 CMT	40	20,374,620	2.78
5/1 I/O CMT	765	492,895,042	67.22
5/1 I/O LIBOR	125	74,577,614	10.17
5/1 LIBOR	19	10,023,779	1.37
7/1 I/O LIBOR	109	61,827,888	8.43
7/1 LIBOR	41	22,094,078	3.01
Total	1,181	$733,241,989	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
200,001— 300,000	1	$246,232	0.03%
300,001— 400,000	125	48,232,848	6.58
400,001— 500,000	345	156,341,083	21.32
500,001— 600,000	262	145,146,937	19.80
600,001— 700,000	175	113,390,890	15.46
700,001— 800,000	67	50,677,642	6.91
800,001— 900,000	50	42,437,998	5.79
900,001— 1,000,000	71	69,546,667	9.48
1,000,001— 1,100,000	15	16,130,499	2.20
1,100,001— 1,200,000	25	29,346,972	4.00
1,200,001— 1,300,000	15	18,871,400	2.57
1,300,001— 1,400,000	13	17,589,750	2.40
1,400,001— 1,500,000	17	25,283,069	3.45
Total	1,181	$733,241,989	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.001— 4.250	6	$3,904,470	0.53%
4.251— 4.500	5	3,525,250	0.48
4.501— 4.750	17	11,193,900	1.53
4.751— 5.000	180	110,176,414	15.03
5.001— 5.250	407	258,187,387	35.21
5.251— 5.500	395	244,832,609	33.39
5.501— 5.750	114	69,563,545	9.49
5.751— 6.000	36	19,240,930	2.62
6.001 >=	21	12,617,483	1.72
Total	1,181	$733,241,989	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001— 2.250	378	$221,024,776	30.14%
2.251— 2.500	1	400,000	0.05
2.501— 2.750	797	507,343,714	69.19
2.751— 3.000	3	3,547,499	0.48
3.001— 3.250	2	926,000	0.13
Total	1,181	$733,241,989	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.001— 9.250	6	$3,904,470	0.53%
9.251— 9.500	5	3,525,250	0.48
9.501— 9.750	17	11,193,900	1.53
9.751— 10.000	175	107,568,182	14.67
10.001— 10.250	409	259,919,387	35.45
10.251— 10.500	393	242,881,609	33.12
10.501— 10.750	116	70,940,345	9.67
10.751— 11.000	38	19,956,363	2.72
11.001 >=	22	13,352,483	1.82
Total	1,181	$733,241,989	100.00%

FIRST RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	1,181	$733,241,989	100.00%
Total	1,181	$733,241,989	100.00%

PERIODIC RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	1,181	$733,241,989	100.00%
Total	1,181	$733,241,989	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	1,181	$733,241,989	100.00%
Total	1,181	$733,241,989	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
341— 350	3	$1,663,032	0.23%
351— 360	1,178	731,578,957	99.77
Total	1,181	$733,241,989	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	942	$586,087,261	79.93%
1— 6	232	142,441,264	19.43
7— 12	6	3,713,464	0.51
13 >=	1	1,000,000	0.14
Total	1,181	$733,241,989	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
45	1	$1,000,000	0.14%
48	2	663,032	0.09
52	1	650,000	0.09
53	2	1,409,750	0.19
54	2	2,422,369	0.33
55	9	6,698,089	0.91
56	6	3,415,958	0.47
57	12	7,594,048	1.04
58	14	6,610,661	0.90
59	57	37,702,782	5.14
60	842	529,288,367	72.18
61	1	416,000	0.06
76	1	990,682	0.14
78	1	645,996	0.09
80	2	866,832	0.12
81	3	1,733,381	0.24
82	2	876,481	0.12
83	53	29,625,700	4.04
84	88	49,182,894	6.71
116	7	4,635,323	0.63
117	16	10,492,605	1.43
118	35	21,070,765	2.87
119	13	8,050,274	1.10
120	11	7,200,000	0.98
Total	1,181	$733,241,989	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	2	$1,347,083	0.18%
21— 25	6	5,125,000	0.70
26— 30	13	9,066,000	1.24
31— 35	16	8,777,250	1.20
36— 40	19	12,152,500	1.66
41— 45	29	17,979,003	2.45
46— 50	50	34,407,347	4.69
51— 55	67	43,140,688	5.88
56— 60	71	45,981,498	6.27
61— 65	110	79,504,660	10.84
66— 70	190	133,499,006	18.21
71— 75	254	154,200,067	21.03
76— 80	349	185,793,049	25.34
81— 85	2	859,530	0.12
86— 90	2	985,308	0.13
91— 95	1	424,000	0.06
Total	1,181	$733,241,989	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620— 639	3	$1,399,500	0.19%
640— 659	10	5,302,486	0.72
660— 679	10	5,543,506	0.76
680— 699	120	80,205,102	10.94
700— 719	226	141,580,568	19.31
720— 739	160	99,036,743	13.51
740— 759	207	125,751,413	17.15
760— 779	229	140,489,335	19.16
780— 799	164	103,031,095	14.05
800 >=	52	30,902,242	4.21
Total	1,181	$733,241,989	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	405	$243,208,181	33.17%
Reduced Doc	776	490,033,808	66.83
Total	1,181	$733,241,989	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
YES	1069	$672,598,458	91.73%
NO	112	60,643,531	8.27
Total	1,181	$733,241,989	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Investor	2	$1,103,800	0.15%
Owner Occupied	1,113	695,084,503	94.80
Second Home	66	37,053,686	5.05
Total	1,181	$733,241,989	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	2	$1,988,000	0.27%
Condo	121	69,532,377	9.48
Co-op	17	11,442,709	1.56
Single Family	1,037	648,278,653	88.41
Townhouse	4	2,000,250	0.27
Total	1,181	$733,241,989	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	475	$298,388,921	40.69%
Refi - Cash Out	432	260,873,994	35.58
Refi - No Cash Out	274	173,979,074	23.73
Total	1,181	$733,241,989	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	805	$513,269,663	70.00%
1 Yr LIBOR	376	219,972,326	30.00
Total	1,181	$733,241,989	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	1,162	$721,461,187	98.39%
12	7	5,670,550	0.77
36	12	6,110,252	0.83
Total	1,181	$733,241,989	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AL	3	$2,283,492	0.31%
AZ	15	10,380,429	1.42
CA	790	490,725,100	66.93
CO	19	11,045,302	1.51
CT	41	26,948,518	3.68
DC	3	2,047,156	0.28
DE	1	519,920	0.07
FL	28	15,582,736	2.13
GA	7	4,261,002	0.58
ID	2	819,000	0.11
IL	23	14,716,458	2.01
IN	2	820,000	0.11
KY	1	430,000	0.06
MA	18	12,240,892	1.67
MD	7	3,491,530	0.48
MI	4	3,129,500	0.43
MN	4	2,439,000	0.33
MO	1	543,750	0.07
MT	1	535,100	0.07
NC	1	450,000	0.06
NE	2	999,141	0.14
NH	1	732,000	0.10
NJ	15	10,547,048	1.44
NV	11	6,107,191	0.83
NY	56	38,370,988	5.23
OH	2	2,344,000	0.32
OR	12	6,326,436	0.86
PA	5	3,976,259	0.54
RI	2	866,000	0.12
SC	5	3,423,033	0.47
TX	4	2,712,150	0.37
UT	2	1,450,000	0.20
VA	22	13,215,774	1.80
WA	70	38,215,584	5.21
WI	1	547,500	0.07
Total	1,181	$733,241,989	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company